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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (date of earliest event reported)            February 19, 2001

                        Commission file number: 333-17305

                         International Knife & Saw, Inc.

             (Exact name of registrant as specified in its charter)

        Delaware                                       57-0697252
 (State or other jurisdiction of                    (I.R.S. Employer
  incorporation or organization)                    Identification No.)

                                 1299 Cox Avenue
                            Erlanger, Kentucky 41018
                    (Address of principal executive offices)

                                 (859) 371-0333
              (Registrant's telephone number, including area code)









                                      None
--------------------------------------------------------------------------------
           (former name or former address, if changed since last year)

Items 1, 2, 3, 4, 6, 8 and 9.

         Not applicable.

Item 5.  Other Events

         On February 19, 2001 the Company issued the following news release:

                              FOR IMMEDIATE RELEASE

            International Knife & Saw, Inc. Retains Financial Advisor

         Cincinnati, OH February 19, 2001 - International Knife & Saw, Inc. announced today that Jefferies & Company, Inc. has been retained to act as financial advisor to IKS.

         William M. Schult, IKS's Chief Financial Officer, stated, "The decision to retain Jefferies was made to begin what we hope will be a prompt, consensual process to address the company's highly leveraged capital structure. In
particular,   IKS  expects   Jefferies  to  assist  the  company  in  developing
alternatives in connection with a restructuring of its 11-3/8% Senior Subordinated Notes due 2006."

         IKS is a global leader in the manufacturing, servicing and marketing of industrial and commercial machine knives and saws.

         This press release contains forward looking statements which are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995, which involve risks and uncertainties that may affect IKS's business and prospects. Such forward looking statements include, without limitation, beliefs as to IKS's restructuring and other alternatives. Investors should consult IKS's ongoing interim and quarterly filings and annual reports for additional information on the risks and uncertainties relating to forward-looking statements. Investors are cautioned not to rely on these forward-looking statements. IKS does not undertake to update these forward-looking statements.

         For further information, please contact William M. Schult, IKS's Chief Financial Officer, at (859) 283-6697.

Item 7.  Financial Statements and Exhibits

         (a) Financial Statements of Businesses Acquired

             Not Applicable

         (b) Pro Forma Financial Information

             Not Applicable

         (c) Exhibits

             10.20 Security Agreement dated December 11, 2000 between Deutsche Bank and the Company
             10.21 First Amendment to Security Agreement dated January 24, 2001 between Deutsche Bank and the Company


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               INTERNATIONAL KNIFE & SAW, INC.

                           By:   /s/ William M. Schult
                               ------------------------------------------
                                     William M. Schult
                                     Executive Vice President - Chief Financial
                                     Officer, Treasurer and Secretary (Principal
                                     Financial and Accounting Officer, and
                                     Executive Committee member)


                               February 20, 2001






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                                  EXHIBIT INDEX

      Exhibit
      No.         Description
      -------     -------------------------------------------------------------

      10.20 Security Agreement dated December 11, 2000 between Deutsche Bank and the Company.
      10.21 First Amendment to Security Agreement dated January 24, 2001 between Deutsche Bank the Company.